UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

Harvest Capital Credit Corporation

(Name of Registrant as Specified in its Charter)

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HARVEST CAPITAL CREDIT CORPORATION Announces

FiNAL CASH DiVIDEND OF $0.22 PER SHARE

NEW YORK, May 14, 2021 — Harvest Capital Credit Corporation (the “Company,” “HCAP,” “we,” or “our”) (NASDAQ: HCAP) today announced that the Board of Directors has declared a final cash dividend of $0.22 per share of its outstanding common stock, payable on May 28, 2021 to stockholders of record as of the close of business on May 25, 2021.

The final dividend comprises an amount necessary to distribute all of the Company's undistributed investment company taxable income from its 2021 taxable year through the anticipated closing date of the Company’s pending merger with Portman Ridge Finance Corporation (“PTMN”). Payment of the final dividend is necessary to preserve the Company’s regulated investment company tax treatment.

The Company’s dividend reinvestment plan (“DRIP”) will not apply to the final dividend. As a result, all participants under the DRIP will receive the final dividend in cash and not shares of HCAP’s common stock.

About Harvest Capital Credit Corporation

Harvest Capital Credit Corporation (NASDAQ: HCAP) provides customized financing solutions to privately held small and mid-sized companies in the U.S., generally targeting companies with annual revenues of less than $100 million and annual EBITDA of less than $15 million. The Company’s investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of senior debt, subordinated debt and, to a lesser extent, minority equity investments. Harvest Capital Credit Corporation is externally managed and has elected to be treated as a business development company under the Investment Company Act of 1940.

Forward-Looking Statements

This communication contains forward-looking statements that involve substantial risks and uncertainties, including statements regarding the completion of the transaction between HCAP and PTMN. The use of words such as “anticipates,” “believes,” “intends,” “plans,” “expects,” “projects,” “estimates,” “will,” “should,” “may” and similar expressions identify any such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the transaction closing, (ii) the expected synergies and savings associated with the transaction, (iii) the expected elimination of certain expenses and costs due to the transaction, (iv) the percentage of HCAP stockholders voting in favor of the transaction, (v) the possibility that competing offers or acquisition proposals for HCAP will be made, (vi) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to obtain HCAP stockholder approval, (vii) risks related to diverting the respective management’s attention from HCAP’s and PTMN’s ongoing business operations, (viii) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense and liability, (ix) the future operating results of HCAP’s or PTMN’s portfolio companies or of the combined company, (x) regulatory factors, (xi) changes in regional or national economic conditions, including but not limited to the impact of the COVID-19 pandemic, and their impact on the industries in which HCAP and PTMN invest, and (xii) other changes in the conditions of the industries in which HCAP and PTMN invest and other factors enumerated in HCAP’s and PTMN’s respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including PTMN’s registration statement on Form N-14, as amended, which includes a proxy statement/prospectus (as amended, the “Registration Statement”), which was declared effective by the SEC on April 20, 2021, PTMN’s prospectus, which was filed by PTMN with the SEC on April 20, 2021 (the “Prospectus”), and HCAP’s definitive proxy statement, which was filed by HCAP with the SEC on April 21, 2021 (the “Proxy Statement” and, together with the Prospectus, the “Proxy Statement/Prospectus”). You should not place undue reliance on such forward-looking statements, which speak only as of the date of this communication. PTMN and HCAP undertake no obligation to update any forward-looking statements made herein, unless required by law. You should, therefore, not rely on these forward-looking statements as representing the views of HCAP or PTMN as of any date subsequent to the date of this communication. You should read this communication and the documents referenced in this communication completely and with the understanding that actual future events and results may be materially different from expectations. PTMN and HCAP qualify all forward-looking statements by these cautionary statements.

Additional Information and Where to Find It

In connection with the proposed transaction, including seeking to obtain HCAP stockholder approval in connection therewith, PTMN and HCAP have filed certain materials with the SEC, including, among other materials, the Registration Statement and the Proxy Statement/Prospectus. The Registration Statement was declared effective by the SEC on April 20, 2021, and the Proxy Statement/Prospectus was first mailed to HCAP’s stockholders on or around April 22, 2021 to seek approval of the proposed transaction. The Registration Statement and the Proxy Statement/Prospectus each contain important information about HCAP, PTMN, the proposed transaction and related matters. This communication is not a substitute for the Proxy Statement/Prospectus or the Registration Statement to which it pertains or for any other document that HCAP or PTMN may file with the SEC and send to HCAP’s stockholders in connection with the proposed transaction. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF HCAP ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN/WILL CONTAIN IMPORTANT INFORMATION ABOUT HCAP, PTMN, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov, or for documents filed by HCAP, from HCAP’s website at http://www.harvestcapitalcredit.com and for documents filed by PTMN, from PTMN’s website at www.portmanridge.com.

Participants in the Solicitation

HCAP, its directors, certain of its executive officers and certain employees and officers of HCAP Advisors, LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of HCAP is set forth in the Proxy Statement/Prospectus. PTMN, its directors, certain of its executive officers and certain employees and officers of Sierra Crest Investment Management LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of PTMN is set forth in the Proxy Statement/Prospectus. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction can also be found in the Registration Statement and the Proxy Statement/Prospectus. These document may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this communication is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in PTMN, HCAP or in any fund or other investment vehicle.

Investor & Media Relations Contacts

Harvest Capital Credit Corporation

Joseph A. Jolson	William E. Alvarez, Jr.
Chairman & Chief Executive Officer	Chief Financial Officer
(415) 835-8970	(212) 906-3589
jjolson@harvestcaps.com	balvarez@harvestcaps.com